Exhibit 10.2

EXECUTION VERSION

INCREMENTAL REVOLVING COMMITMENT ASSUMPTION AGREEMENT

THIS INCREMENTAL REVOLVING COMMITMENT ASSUMPTION AGREEMENT, dated as of July 5, 2023 (this “Agreement”), is by and among SERVICE PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Borrower”), the other Loan Parties solely for the purpose of Section VI hereof, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacities, the “Administrative Agent”), and the Additional Lenders (defined below).

RECITALS

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to the Third Amended and Restated Credit Agreement, dated as of June 29, 2023 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”). Each capitalized term used but not defined herein shall have the meaning given thereto in the Credit Agreement; and

WHEREAS, pursuant to Section 2.16 of the Credit Agreement, the Additional Lenders have agreed to provide an increase in the Revolving Commitments as set forth on Schedule A (such increase in Revolving Commitments, the “Incremental Revolving Commitments”), as more particularly set forth herein and subject to the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.	COMMITMENTS.

A.	Each of JPMorgan Chase Bank, N.A. and Bank of America, N.A. (each, an “Additional Lender” and, collectively, the “Additional Lenders”) hereby commits, severally and not jointly, on the terms set forth in this Agreement to make the Incremental Revolving Commitments in the principal amount set forth opposite such Additional Lender’s name on Schedule A available to the Borrower on the Increase Effective Date (defined below) subject to the conditions precedent set forth in Section III below. After giving effect to the Incremental Revolving Commitments, the aggregate Revolving Commitments shall be as set forth on Schedule B hereto.

B.	Subject to the conditions precedent set forth in Section III below, as of the Increase Effective Date, Schedule I to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Schedule B attached hereto.

II.	REPRESENTATIONS. The Borrower, on its own behalf and on behalf of the other Loan Parties, makes, on the effective date of this Agreement, the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party, and confirms that such representations and warranties are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the date hereof, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date, and except for changes in factual circumstances specifically and expressly permitted hereunder. Additionally, the Borrower, on its own behalf and on behalf of the other Loan Parties, represents and warrants that:

A.	immediately before and after giving effect to this Agreement on the date hereof, no Default or Event of Default exists;

B.	the resolutions of the board of trustees, board of directors or other governing body, as applicable, of each Loan Party delivered to the Administrative Agent on the Agreement Date approving, among other things, the transactions contemplated by the Loan Documents to which such Loan Party is a party (including this Agreement), in each case, remain in full force and effect on the date hereof and have not been revoked, modified, amended or rescinded in any respect since the adoption thereof, and no other resolutions have been adopted by any board of trustees, board of directors or other governing body, as applicable, of any Loan Party in connection with such transactions; and

C.	a true, complete and correct copy of (i) the certificate or articles of incorporation or formation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument, as applicable (each, a “Charter Document”), and (ii) the by-laws, operating agreement, partnership agreement or other comparable governing document, as applicable (each, a “Governing Document”), in each case, of each Loan Party were delivered to the Administrative Agent on the Agreement Date. Each such Charter Document and Governing Document remains in full force and effect on the date hereof, and no Charter Document or Governing Document has since been amended, modified or revoked.

III.	CONDITIONS TO EFFECTIVENESS. The effectiveness of this Agreement and the Incremental Revolving Commitments is subject to (i) the truth and accuracy of the representations set forth in Section II above and (ii) the Administrative Agent’s receipt of each of the following in form and substance satisfactory to the Administrative Agent (the first date on which each of the conditions pursuant to the foregoing clauses (i) and (ii) shall have been satisfied, the “Increase Effective Date”):

A.	counterparts of this Agreement executed and delivered by the Borrower, the other Loan Parties, each Additional Lender and the Administrative Agent;

B.	a Note made by the Borrower and payable to such Additional Lender;

C.	a Compliance Certificate calculated as of the Increase Effective Date on a pro forma basis for the Borrower’s fiscal quarter ending March 31, 2023;

D.	an opinion of Sullivan & Worcester LLP, an opinion of Saul Ewing LLP, special Maryland counsel, and an opinion of Stone Pigman Walther Wittmann L.L.C., special Louisiana counsel, in each case, as counsel to the Loan Parties, addressed to the Administrative Agent and the Lenders and covering such matters as the Administrative Agent may reasonably request;

E.	a certificate of the Borrower’s chief executive officer, chief legal officer, chief financial officer or chief accounting officer certifying as of the date hereof, after giving effect to this Agreement and the Incremental Revolving Commitments contemplated hereby, that (A) no Default or Event of Default shall be in existence, (B) the representations and warranties made or deemed made by the Borrower or any other Loan Party in the Credit Agreement and any other Loan Document to which such Loan Party is a party shall be true and correct in all respects on the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all respects on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement, and (C) the Borrower is in compliance with the requirements of Section 2.16 of the Credit Agreement;

F.	evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent and any of the Lenders in connection with this Agreement have been paid;

G.	all information requested by the Administrative Agent and each Lender in order to comply with applicable “know your customer” and Anti-Money Laundering Laws and regulations, including without limitation, the Patriot Act, in each case, at least one (1) Business Day prior to the Increase Effective Date; and

H.	such other documents, agreements, instruments, certificates or other confirmations as the Administrative Agent may reasonably request.

IV.	TERMS GENERALLY. Other than as set forth herein, for all purposes under the Credit Agreement and the other Loan Documents, the Incremental Revolving Commitments and any Loan made using the Incremental Revolving Commitments (such Loans, the “Incremental Revolving Loans”) shall have the same terms as the initial Revolving Commitments and initial Revolving Loans, respectively, and shall be treated for all terms and conditions as the same class of Commitments and Loans, as applicable, as the initial Revolving Commitments and initial Revolving Loans, as applicable. Upon the occurrence of the Increase Effective Date, the Incremental Revolving Commitments and any Incremental Revolving Loans shall automatically and without further action by any Person constitute, for all purposes of the Credit Agreement and the other Loan Documents, Revolving Commitments and Revolving Loans, respectively. The Administrative Agent shall take any and all action as may be reasonably necessary to ensure that the Incremental Revolving Commitments and the Incremental Revolving Loans are included in each repayment or commitment reduction, as applicable, of Revolving Commitments and Revolving Loans, as applicable, on a pro rata basis.

V.	CREDIT AGREEMENT GOVERNS. Notwithstanding anything to the contrary set forth in this Agreement, the Credit Agreement or the other Loan Documents and for the avoidance of doubt, the obligation of each Additional Lender to make (i) its Incremental Revolving Commitments available, in each case, on the Increase Effective Date shall be subject to the satisfaction or waiver of the conditions set forth in Section III above, and (ii) its portion of Incremental Revolving Loans from time to time thereafter shall be subject to the terms and conditions of the Credit Agreement applicable to Revolving Loans.

VI.	CONFIRMATION OF GUARANTY. Each Loan Party, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, in each case, pursuant to any Loan Document, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each other Loan Document to which it is a party (after giving effect to the Incremental Revolving Commitments and this Agreement) and (ii) to the extent such Person granted liens on or security interests in any of its property pursuant to any Security Documents as security for or otherwise guaranteed the Obligations or Guaranteed Obligations, as applicable, under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations or Guaranteed Obligations, as applicable, as increased hereby. Each Loan Party hereby consents to this Agreement and the transaction contemplated hereby and acknowledges that the Credit Agreement and each other Loan Document remain in full force and effect and are hereby ratified and reaffirmed.

VII.	ADDITIONAL LENDERS. Each Additional Lender (i) confirms that it has received a copy of the Credit Agreement, the other Loan Documents and any amendments and exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it has and will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in entering into the Credit Agreement and this Agreement, and in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. The Administrative Agent, Borrower and the Additional Lenders agree that as of the Increase Effective Date, each Additional Lender shall be a “Lender” and an “Additional Incoming Lender” for all purposes of the Credit Agreement and the other Loan Documents, including, without limitation, this Agreement. The address of each Additional Lender for purposes of all notices and other communications under the Credit Agreement and the other Loan Documents is as set forth on the Administrative Questionnaire delivered by such Additional Lender to the Administrative Agent. Upon the Increase Effective Date, each Additional Lender shall make available to the Administrative Agent Revolving Loans in an amount sufficient to cause the outstanding Revolving Loans then held by all Revolving Lenders (if any) to be repaid such that the outstanding Revolving Loans held by each Revolving Lender following such repayment are pro rata in accordance with the Revolving Commitment of each such Revolving Lender after giving effect to this Agreement.

VIII.         MISCELLANEOUS.

A.	Each party hereto agrees, that except as specifically amended hereby, the Loan Documents shall remain unmodified and in full force and effect.

B.	On and after the date hereof, references in the Credit Agreement or in any other Loan Document to the Loan Documents shall be deemed to be references to the Loan Documents as amended hereby and as further amended, restated, modified or supplemented from time to time. This Agreement shall constitute a Loan Document.

C.	The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Agreement and the other agreements and documents executed and delivered in connection herewith.

D.	This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this Agreement.

E.	THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. Section 12.4 of the Credit Agreement is incorporated herein by this reference as though set forth in full herein mutatis mutandis.

F.	Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

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IN WITNESS WHEREOF, the parties hereto have caused this Incremental Revolving Commitment Assumption Agreement to be duly executed and delivered as of the date first above written.

SERVICE PROPERTIES TRUST, as Borrower

By:	/s/ Brian E. Donley
	Name:	Brian E. Donley
	Title:	Chief Financial Officer and Treasurer

[Incremental Revolving Commitment Assumption Agreement (SVC)]

BANNER NEWCO LLC
CAMBRIDGE TRS, INC.
HARBOR COURT ASSOCIATES, LLC
HIGHWAY VENTURES BORROWER LLC
HIGHWAY VENTURES LLC
HPT CAMBRIDGE LLC
HPT CLIFT TRS LLC
HPT CW MA REALTY LLC
HPT CY TRS, INC.
HPT GEARY ABC HOLDINGS LLC
HPT GEARY PROPERTIES TRUST
HPT IHG CHICAGO PROPERTY LLC
HPT IHG GA PROPERTIES LLC
HPT IHG-2 PROPERTIES TRUST
HPT IHG-3 PROPERTIES LLC
HPT SN HOLDING, INC.
HPT STATE STREET TRS LLC
HPT SUITE PROPERTIES TRUST
HPT TA PROPERTIES TRUST
HPT TRS IHG-2, INC.
HPT TRS INC.
HPT TRS MRP, INC.
HPT TRS SPES II, INC.
HPT TRS WYN, INC.
HPT WACKER DRIVE TRS LLC
HPTCY PROPERTIES TRUST
HPTMI HAWAII, INC.
HPTMI PROPERTIES TRUST
ROYAL SONESTA, INC.
SVC GATEHALL DRIVE TRS LLC
SVC HOLDINGS LLC
SVC JERSEY CITY TRS LLC
SVC MINNEAPOLIS TRS LLC
SVC MORRIS PLAINS TRS LLC
SVC NANUET TRS LLC
SVC NJ TRS LLC
SVC RANDOLPH STREET TRS LLC
SVC REDONDO BEACH TRS LLC
SVCN 1 LLC
SVCN 2 LLC
SVCN 3 LLC
SVCN 4 LLC
SVCN 5 LLC

By:	/s/ Brian E. Donley
	Name:	Brian E. Donley
	Title:	Chief Financial Officer & Treasurer

HPT CW MA REALTY TRUST

By:	/s/ Brian E. Donley
Name: Brian E. Donley
Title: as a trustee and not individually

[Incremental Revolving Commitment Assumption Agreement (SVC)]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Jordan Mendell
Name: Jordan Mendell
Title: Managing Director

[Incremental Revolving Commitment Assumption Agreement (SVC)]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Roger C. Davis
Name: Roger C. Davis
Title: Senior Vice President

[Incremental Revolving Commitment Assumption Agreement (SVC)]

JPMorgan Chase Bank, N.A.,
as a Lender

By:	/s/ Brian Smolowitz
Name: Brian Smolowitz
Title: Executive Director

[Incremental Revolving Commitment Assumption Agreement (SVC)]

SCHEDULE A
TO INCREMENTAL COMMITMENT ASSUMPTION AGREEMENT

Additional Lender	Incremental Revolving Commitment
BANK OF AMERICA, N.A.	$70,000,000.00
JPMorgan Chase Bank, N.A.	$70,000,000.00
Total	$140,000,000.00

SCHEDULE B
TO INCREMENTAL COMMITMENT ASSUMPTION AGREEMENT

Commitments

Revolving Lenders	Revolving Commitment Amount
Wells Fargo Bank, National Association	$83,333,333.34
BMO Harris Bank, N.A.	$83,333,333.33
PNC Bank, National Association	$83,333,333.33
Citibank, N.A.	$70,000,000.00
Bank of America, N.A.	$70,000,000.00
JPMorgan Chase Bank, N.A.	$70,000,000.00
UBS AG, Stamford Branch	$65,000,000.00
Morgan Stanley Bank, N.A.	$65,000,000.00
Goldman Sachs Bank	$60,000,000.00
TOTAL	$650,000,000.00